                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       OF

                      ATALANTA/SOSNOFF CAPITAL CORPORATION
                       PURSUANT TO THE OFFER TO PURCHASE
                              DATED JUNE 13, 2003
                                       BY
                          ATALANTA ACQUISITION COMPANY
                                WHOLLY OWNED BY

                               MARTIN T. SOSNOFF

    THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK
           CITY TIME, ON JULY 11, 2003, UNLESS THE OFFER IS EXTENDED.


                                     The Depositary for the Offer is:

                                      EQUISERVE TRUST COMPANY, N.A.
                                                                               BY OVERNIGHT, CERTIFIED
     BY FIRST CLASS MAIL:                        BY HAND:                          OR EXPRESS MAIL:
            EquiServe         Securities Transfer & Reporting Services, Inc.          EquiServe
       Corporate Actions                  c/o Boston EquiServe LP                 Corporate Actions
         P.O. Box 43014                   100 William St/Galleria                 150 Royall Street
  Providence, RI 02940-3014                 New York, NY 10038                     Canton, MA 02021

                                         BY FACSIMILE TRANSMISSION:
                                      (For Eligible Institutions Only)
                                              (781) 575-2901

                                       CONFIRM RECEIPT BY TELEPHONE:
                                              (800) 730-6001

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

                                             DESCRIPTION OF SHARES TENDERED
------------------------------------------------------------------------------------------------------------------------------------
                Name(s) and address(es) of Registered Holder(s)                      Share Certificates and Shares Tendered
(Please fill in, if blank, exactly as name(s) appear(s) on Share Certificates)     (Attach additional signed list if necessary)
                                                                                             Total Number of
                                                                                                  Shares
                                                                                  Share         Evidenced by    Number of
                                                                                Certificate       Share           Shares
                                                                                 Number(s)*   Certificate(s)*   Tendered**
                                                                                ----------------------------------------------------

                                                                                ----------------------------------------------------

                                                                                ----------------------------------------------------

                                                                                ----------------------------------------------------

                                                                                ----------------------------------------------------
                                                                                Total Shares
------------------------------------------------------------------------------------------------------------------------------------
*  Need not be completed by shareholders delivering Shares by Book-Entry Transfer.
** Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.
------------------------------------------------------------------------------------------------------------------------------------

     This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or if delivery of Shares (as defined below) is to be made by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Offer -- Section 3. Procedures for Tendering Shares" in the Offer to Purchase (as defined below). Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary. Shareholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders" and other shareholders are referred to herein as "Certificate Shareholders."

     Shareholders whose certificates evidencing Shares ("Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date (as defined in "The Offer -- Section 1. Terms of the Offer; Expiration Date" in the Offer to Purchase) must tender their Shares according to the guaranteed delivery procedure set forth in "The Offer -- Section 3. Procedures for Tendering Shares" in the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.


               PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE SYSTEM OF THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

    Name of Tendering Institution:
                                  ----------------------------------------------
    Account Number:
                   -------------------------------------------------------------
    Transaction Code Number:
                            ----------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

    Name(s) of Registered Holder(s):
                                    --------------------------------------------
    Window Ticket No. (if any):
                               -------------------------------------------------
    Date of Execution of Notice of Guaranteed Delivery:
                                                       -------------------------
    Name of Institution which Guaranteed Delivery:
                                                  ------------------------------
    Account Number (if delivered by Book-Entry Transfer):
                                                         -----------------------
    Transaction Code Number (if delivered by Book-Entry Transfer):
                                                                  --------------

[ ] CHECK HERE IF ANY OF YOUR SHARE CERTIFICATES HAVE BEEN LOST, DESTROYED OR
    STOLEN AND CALL THE CONTINENTAL STOCK TRANSFER AND TRUST COMPANY AT (212) 509-4000 TO OBTAIN AN AFFIDAVIT OF LOSS. SEE INSTRUCTION 10.


              BOXES ABOVE FOR USE BY ELIGIBLE INSTITUTIONS ONLY.


                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to Atalanta Acquisition Company, a Delaware corporation (the "Purchaser"), which is wholly owned by Martin T. Sosnoff, the above-described shares of Common Stock, par value $0.01 per share (the "Shares"), pursuant to Purchaser's offer to purchase all outstanding Shares at a price of $13.95 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated June 13, 2003 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase and any amendments or supplements hereto or thereto, constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or in part from time to time, to Mr. Sosnoff or any affiliate of Purchaser, the right to purchase Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Purchaser of its obligations under the Offer or prejudice the undersigned's right to receive payment for Shares validly tendered and accepted for payment.

     Upon the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), effective upon acceptance for payment of and payment for the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof (collectively, "Distributions")), and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, upon receipt by the Depositary, as the undersigned's agent, of the purchase price (adjusted, if appropriate, as provided in the Offer to Purchase), (b) present such Shares and all Distributions for cancellation and transfer on the Company's books and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares and all Distributions and that, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, claims, charges and encumbrances, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute any signature guarantees or additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares and all Distributions. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser any such Distributions issued to the undersigned, in respect of the tendered Shares, accompanied by documentation of transfer, and pending such remittance or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and, subject to the terms of the Merger Agreement (as defined in the Offer to Purchase), may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by Purchaser, in its sole discretion.

     All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned hereby irrevocably appoints Martin T. Sosnoff and Kevin S. Kelly, and each of them, acting unanimously if more than one be present, and any other designees of Purchaser, the attorneys and proxies of the undersigned, each with full power of substitution, to vote at any annual, special or adjourned meeting of the Company's shareholders or otherwise act in such manner as each such attorney and proxy or his or her substitute shall in his or her sole discretion deem proper and to otherwise act with respect to all the Shares tendered hereby which have been accepted for payment by Purchaser prior to the time any such vote or action is taken (and any and all Distributions issued or issuable in respect thereof) and with respect to which the undersigned is entitled to vote. This appointment is effective when, and only to the extent that, Purchaser accepts for payment such Shares as provided in the Offer to Purchase. This power of attorney and proxy is coupled with an interest in the tendered Shares, is irrevocable and is granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall revoke all prior powers of attorney and proxies given by the undersigned at any time with respect to such Shares and no subsequent powers of attorney or proxies may be given by the undersigned (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Shares, Purchaser must be able to exercise full voting and other rights with respect to such Shares, including voting at any shareholders' meeting then scheduled.

     The undersigned understands that the valid tender of Shares to Purchaser pursuant to any one of the procedures described in "The Offer -- Section 3. Procedures for Tendering Shares" in the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the tendered Shares. Purchaser's acceptance for payment of Shares pursuant to the Offer will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and/or return any certificates for Shares not tendered or accepted for payment, in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased, and/or any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate), to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price of any Shares purchased, and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of, and mail said check and/or any certificates to, the person or persons so indicated. In the case of a book-entry delivery of Shares, please credit the account maintained at the Book-Entry Transfer Facility indicated above with any Shares not accepted for payment. The undersigned recognizes that Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares so tendered.


                         SPECIAL PAYMENT INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 5, 6, 7 AND 9)

 To be completed ONLY if the check for the purchase price of Shares or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.



     Issue check and/or certificate(s) to:


 Name:
      -----------------------------------------------------------------------
                                (PLEASE PRINT)


 Address:
         --------------------------------------------------------------------
                              (INCLUDE ZIP CODE)



--------------------------------------------------------------------------------
               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                           (SEE SUBSTITUTE FORM W-9)
-------------------------------------------------------------------------------


                         SPECIAL DELIVERY INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 5, 6, 7 AND 9)


 To be completed ONLY if the check for the purchase price of Shares or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Shares Tendered."

     Mail check and/or certificate(s) to:


 Name:
      --------------------------------------------------------------------------
                                (PLEASE PRINT)


 Address:
         -----------------------------------------------------------------------
                              (INCLUDE ZIP CODE)


--------------------------------------------------------------------------------
              TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                           (SEE SUBSTITUTE FORM W-9)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   IMPORTANT

                                   SIGN HERE
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           SIGNATURE(S) OF HOLDER(S)

Dated: -----------------  , 2003


(Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificates or on a security position listing or by a person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)


Name(s):  ---------------------------------------------------------------------

-------------------------------------------------------------------------------
                                (PLEASE PRINT)

Capacity:  --------------------------------------------------------------------

-------------------------------------------------------------------------------
                          (PLEASE PROVIDE FULL TITLE)

Address:  ---------------------------------------------------------------------

-------------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)

Telephone No.:
            -------------------------------------------------------------------

                              (INCLUDE AREA CODE)

Taxpayer Identification or Social Security Number:
                                                  ------------------------------
                                                 (SEE SUBSTITUTE FORM W-9 BELOW)


                           GUARANTEE OF SIGNATURE(S)

                    (IF REQUIRED; SEE INSTRUCTIONS 1 AND 5)

Authorized Signature:
                  -------------------------------------------------------------

Name:  ------------------------------------------------------------------------
Name of Firm:

-------------------------------------------------------------------------------

Address:  ---------------------------------------------------------------------
                              (INCLUDE ZIP CODE)

Title:  -----------------------------------------------------------------------

Telephone No.:
             ------------------------------------------------------------------
                              (INCLUDE AREA CODE)

Dated: -----------------  , 2003

-------------------------------------------------------------------------------

          PAYOR'S NAME: EQUISERVE TRUST COMPANY, N.A., AS DEPOSITARY
--------------------------------------------------------------------------------


           SUBSTITUTE           PART I -- Taxpayer Identification            ------------------------
            FORM W-9            Number -- For All Accounts                   Social Security Number
   DEPARTMENT OF THE TREASURY   Enter your TIN in the box at right.
    INTERNAL REVENUE SERVICE    (For most individuals, this is your social
                                security number. If you do not have a        OR ------------------------
                                TIN, see Obtaining a Number in the              Employer Identification
                                enclosed Guidelines). Certify by signing               Number
                                and dating below.

                                Note: If the account is in more than
                                one name, see the chart in the enclosed      (If awaiting TIN, write
                                Guidelines to determine which number              "Applied For")
                                to give the Payor.
                                -------------------------------------------------------------------------
 PAYOR'S REQUEST FOR TAXPAYER   PART II -- For payees exempt from backup withholding, see the enclosed
 IDENTIFICATION NUMBER (TIN)    Guidelines and complete as instructed therein.
---------------------------------------------------------------------------------------------------------

PART III -- CERTIFICATION -- Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)
--------------------------------------------------------------------------------

Signature: ------------------------------------  Date: -------------------, 2003

-------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY
      IMPOSED BY THE INTERNAL REVENUE SERVICE AND IN BACKUP WITHHOLDING OF 28% (OR OTHER APPLICABLE PERCENTAGE) OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN PART
                           I OF SUBSTITUTE FORM W-9.
--------------------------------------------------------------------------------

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under the penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or
(b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% (or other applicable percentage) of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature: --------------------------------  Date: ----------------------, 2003

-------------------------------------------------------------------------------

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agent's Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each an "Eligible Institution," and collectively, "Eligible Institutions"). No signature guarantee is required on this Letter of Transmittal (i) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of Shares tendered herewith, unless such holder(s) has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" in this Letter of Transmittal or (ii) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by shareholders either if Share Certificates are to be forwarded herewith or if a tender of Shares is to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Offer -- Section 3. Procedures for Tendering Shares" in the Offer to Purchase. For Shares to be validly tendered pursuant to the Offer, either (i) a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees, or in the case of a book-entry transfer, an Agent's Message (as defined in the Offer to Purchase), and any other required documents, must be received by the Depositary at one of the Depositary's addresses set forth herein prior to the Expiration Date (as defined in the Offer to Purchase) and either certificates for tendered Shares must be received by the Depositary at one of such addresses or such Shares must be delivered pursuant to the procedures for book-entry transfer (and a Book-Entry Confirmation received by the Depositary), in each case, prior to the Expiration Date, or (ii) the tendering shareholder must comply with the guaranteed delivery procedure set forth below.

     Shareholders whose Share Certificates are not immediately available or who cannot complete the procedures for book-entry transfer on a timely basis, or if time will not permit all required documents to reach the Depositary prior to the Expiration Date, may tender their Shares pursuant to the guaranteed delivery procedure set forth in "The Offer -- Section 3. Procedures for Tendering Shares" in the Offer to Purchase. Pursuant to such procedures,

     (i) such tender must be made by or through an Eligible Institution,

     (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser (or facsimile thereof), must be received by the Depositary prior to the Expiration Date and

     (iii) the certificates for (or a Book-Entry Confirmation with respect to) such Shares, together with this properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents are received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Offer -- Section 3. Procedures for Tendering Shares" in the Offer to Purchase.

     A "trading day" is any day on which the NYSE is open for business. The Notice of Guaranteed Delivery may be delivered by hand to the Depositary or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a guarantee by an Eligible Institution in the form set forth in such Notice of Guaranteed Delivery.

     THE METHOD OF DELIVERY OF SHARE CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH A BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. SHARE CERTIFICATES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. Inadequate Space. If the space provided herein under "Description of Shares Tendered" is inadequate, the Share Certificate numbers and/or the number of Shares evidenced by such Share Certificates and the number of Shares tendered should be listed on a separate schedule attached hereto.

     4. Partial Tenders. If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary herewith are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, new Share Certificate(s) for the remainder of the Shares that were evidenced by the Share Certificate(s) delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on page 5, as soon as practicable after the expiration or termination of the Offer. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) evidencing such Shares without any change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the Shares tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

     If this Letter of Transmittal or any Share Certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority so to act must be submitted.

     When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and tendered hereby, no endorsements of Share Certificates or separate stock powers are required unless payment or Share Certificates evidencing Shares not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s), in which case the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the certificates evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificates. Signatures on such Share Certificate(s) or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     6. Stock Transfer Taxes. Except as set forth in this Instruction 6, Purchaser will pay, or cause to be paid, any stock transfer taxes with respect to the transfer and sale of Shares to it or its assignee pursuant to the Offer. If, however, payment of the purchase price for any Shares is to be made to, or if Share Certificates evidencing Shares not tendered or accepted for payment are to be issued in the name of, a person other than the registered holder(s), or if tendered Share Certificates are registered in the name of a person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such person or otherwise) payable on the account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing the Shares tendered hereby.

     7. Special Payment and Delivery Instructions. If a check is to be issued in the name of and/or Share Certificates not accepted for payment are to be returned to a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such Share Certificates are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown in the box entitled "Description of Shares Tendered" on page 1, the appropriate boxes on page 5 of this Letter of Transmittal should be completed. Any shareholder tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such shareholder at the Book-Entry Transfer Facility from which such transfer was made.

     8. Waiver of Conditions. Except as otherwise provided in the Offer to Purchase, Purchaser reserves the absolute right, in its sole discretion, to waive any of the conditions of the Offer or any defect or irregularity in the tender of any Shares of any particular shareholder, whether or not similar defects or irregularities are waived in the case of other shareholders.

     9. Taxpayer Identification Number and Backup Withholding. U.S. federal income tax law generally requires that a shareholder tendering Shares pursuant to the Offer must provide the Depositary (the "Payor") with his correct Taxpayer Identification Number ("TIN"), which, in the case of a shareholder who is an individual, is his social security number. If the Payor is not provided with the correct TIN or an adequate basis for an exemption, such shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding at the rate of 28% (or other applicable percentage) may be imposed upon the gross proceeds of any payment received hereunder. If withholding results in an overpayment of taxes, a refund may be obtained.

     To prevent backup withholding, each tendering shareholder must provide his correct TIN by completing the "Substitute Form W-9" set forth herein, which requires such shareholder to certify that the TIN provided is correct (or that such shareholder is awaiting a TIN) and that (i) the shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or
(ii) the Internal Revenue Service has notified the shareholder that he is no longer subject to backup withholding. Exempt shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt shareholder must enter its correct TIN in Part 1 of Substitute Form W-9, write "Exempt" in Part 2 of such form, and sign and date the form. See the enclosed Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9 (the "W-9 Guidelines") for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8BEN signed under penalties of perjury attesting to such exempt status. Such forms may be obtained from the Payor.

     If Shares are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

     If you do not have a TIN, consult the W-9 Guidelines for instructions on applying for a TIN, write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If you do not provide your TIN to the Payor within 60 days, backup withholding will begin and continue until you furnish your TIN to the Payor. NOTE: WRITING "APPLIED FOR" ON THE FORM MEANS THAT YOU HAVE ALREADY APPLIED FOR A TIN OR THAT YOU INTEND TO APPLY FOR ONE IN THE NEAR FUTURE.

     Non-United States holders must submit a completed IRS Form W-8BEN or similar form to avoid backup withholding. IRS Form W-8BEN or such similar form may be obtained by contacting the Depositary at the address on the face of this Letter of Transmittal.

     10. Lost or Destroyed Certificates. If any Share Certificate has been lost or destroyed, the shareholder should check the appropriate box on page 2 of this Letter of Transmittal. The Company's stock transfer agent will then instruct such shareholder as to the procedure to be followed in order to replace the Share Certificate. The shareholder will have to post a surety bond of approximately 2% of the current market value of the stock. This Letter of Transmittal and related documents cannot be processed until procedures for replacing lost or destroyed Share Certificates have been followed.

     11. Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at the telephone number set forth below.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY THEREOF), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND SHARE CERTIFICATES, OR A BOOK-ENTRY CONFIRMATION, FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY (OR A FACSIMILE COPY THEREOF) MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

     Questions and requests for assistance or additional copies of the Offer to Purchase, Letter of Transmittal and other tender offer materials may be directed to the Information Agent at the location and telephone numbers set forth below:


                     The Information Agent for the Offer is:



                          EQUISERVE TRUST COMPANY, N.A.

                                ---------------

                         Call Toll-Free: (800) 730-6001